                  GREENWICH STREET SERIES FUND ANNUAL REPORT









                                               INTERMEDIATE HIGH GRADE PORTFOLIO

                                                          APPRECIATION PORTFOLIO

                                                          TOTAL RETURN PORTFOLIO

                                                               DECEMBER 31, 2000
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ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
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DEAR INVESTOR:

We are pleased to provide you with the annual report for Greenwich Street Series Fund - Intermediate High Grade, Appreciation and Total Return Portfolios ("Portfolio(s)") for the year ended December 31, 2000.(1) In this report, we have summarized the period's prevailing economic and market conditions and outlined the Portfolios' investment strategy. We hope you find this report to be useful and informative.

   The Performance of the Greenwich Street Series Fund (12/31/99 - 12/31/00)(2)

-------------------------------------------------------------------
Intermediate High Grade Portfolio...........................   9.83%
Appreciation Portfolio......................................  (0.41)
Total Return Portfolio......................................  20.47

MARKET AND ECONOMIC OVERVIEW

Stock markets fell around the world in the fourth quarter of 2000, and the more speculative the market, the harder the fall. Full-year returns followed the same pattern - a startling contrast to the year before when markets went up dramatically.

A look at U.S. markets may be illustrative. The broad stock market, as measured by the Standard and Poor's 500 Index ("S&P 500"),(3) declined 9.10% in 2000. Stocks in the Russell 1000 Value Index(4) bucked the downtrend and rose a modest 7.01%. The generally faster growing stocks in the Nasdaq Composite Index,(5) however, fell 39.29%, it's worst year since its inception in 1971. The Nasdaq Composite Index heavy technology component exacerbated the decline, as many investors sold their technology-related issues.

This contrast is even more dramatic considering the previous year's performance. In 1999, the Nasdaq Composite Index climbed 85.59% - its best year since 1971. Technology stocks had a significant, although positive impact over this period. But with the decline of last year, the Nasdaq Composite Index gave back most of its 1999 gains. What caused this volatility? Why did the Nasdaq Composite Index swing from its best year ever to its worst performing year?

We think the answer can be summed up in one word: earnings - or in many cases their failure to materialize. Technology stocks went up in 1999 as current earnings and future earnings estimates rose. They hit their peak in March 2000, then weakened as it became clearer that the economy and earnings growth estimates were slowing. The price declines were accentuated by high valuations, but the fundamental cause of the downdraft was that investors were concerned about the level and growth rate of future earnings.

The stock market's attention to earnings is understandable, as estimates have been declining over the past year. For example, consensus 2001 estimates for the S&P 500 operating earnings have slipped from a high of $63.25 to $62.15 by year end. Earnings estimates have been trimmed because of declining expectations for sales. While corporate margins, or profitability per U.S. dollar of revenues, generally continue to be strong, revenues have been lower than analysts originally anticipated.

---------------
(1) The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

(2) These performance returns do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolio. Past performance is not indicative of future results.

(3) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

(4) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.

(5) The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index. 1
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ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
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Although the stock market viewed a slowing U.S. economy unfavorably, the bond market viewed it favorably. A slowing economy decreases inflationary pressure and increases the probability that the Federal Reserve Board ("Fed") may ease interest rates. As a result, bond investors enjoyed strong performance in the fourth quarter of 2000.

The overall investment-grade(6) bond market returned 4.2%, as measured by the Salomon Smith Barney Broad Investment Grade Bond Index ("SSB Index"),(7) short-term investments, as represented by three-month U.S. Treasury Bills, returned 1.6% for the fourth quarter of 2000. High-yield bonds were the one segment of the bond market with negative performance for the fourth quarter of 2000. Because high-yield bond returns are inversely related to credit risk, a slowing economy and the implied increase in credit risk caused high-yield bond performance to lag other bond returns during the fourth quarter.

For 2000 overall, most sectors of the bond market performed better than most sectors of the stock market. The general bond market, again as reflected in the SSB Index and the three-month Treasury Bills returned 11.6% and 6.0%, respectively. So in this volatile year for the markets, those investors who assumed less risk and invested in bonds generally fared far better than those who ventured into the more speculative sectors of the stock market.

The Fed's primary responsibility is monetary policy and the setting of short-term interest rates in the U.S. economy. We believe that under Chairman Alan Greenspan, the Fed has done a good job of managing the U.S. economy. It has brought down inflation while maintaining the longest modern economic expansion. The Fed has enabled the economy to grow rapidly - quickly enough that some economists initially feared a resurgence of inflation. But the Fed recognized that one of the primary drivers of this expansion, soaring capital investments, has in fact led to a jump in productivity. Higher productivity has in turn let the economy to grow more quickly without triggering inflation.

In mid-1999, however, the Fed began to grow concerned that despite the benefits of higher productivity, the economy was growing too quickly. As it turned out, the central bankers appeared to be right. The Fed began to increase short-term interest rates, raising them six times, with the final interest rate hike in May 2000.

Once again, the Fed appeared to be successful. The economy slowed and retail sales weakened and job growth declined, with 230,000 net new jobs created in the fourth quarter of 2000 versus 773,000 in the fourth quarter of 1999. Now the only debate among economists seems to be whether the economy in 2001 will have a "hard landing" (i.e., 1% or less gross domestic product "GDP"(8) growth) or a "soft landing" (i.e., 2% or more GDP growth).

The Fed has acted decisively by lowering short-term interest rates by 50 basis points(9) on January 3, 2001.(10) Presumably the Fed, too, was worried about the possibility of a "hard landing." And at least initially, the central bank's most recent action has been warmly received by stock investors, with a more muted response by bond buyers.

INTERMEDIATE HIGH GRADE PORTFOLIO

The investment objective of the Intermediate High Grade Portfolio ("Portfolio") seeks to provide investors with as high a level of current income as is consistent with the protection of capital. Under normal market conditions, the Portfolio will invest at least 65% of its assets in intermediate-term U.S. government securities and high-grade U.S. corporate bonds. For the year ended December 31, 2000, the Portfolio returned 9.83%. In comparison, the Lehman Brothers Government/Corporate Bond Index(11) returned 11.85%. Past performance is not indicative of future results.

The year 2000 will be remembered as a good year for the bond market. The ten-year U.S. Treasury note yielded 6.59% on January 3, 1999 and closed the year on December 29, 2000 at 5.11%. The yield fell by 1.48% over the course of the year and helped provide bond investors with capital appreciation in addition to their coupon income.

---------------
(6) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

(7) The SSB Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.

(8) GDP is the market value of the goods and services produced by labor and property in the U.S. GDP is comprised of consumer and government purchases, private domestic investments and net exports of goods and services.

(9)   A basis point is 0.01% or one one-hundredth of a percentage point.

(10) On January 31, 2001, after this commentary was written, the Fed cut interest rates by an additional one-half point.

(11) The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. Please note that an investor cannot invest directly in an index.
                                        2
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The bond market spent the first part of the year worrying about how high the Fed would have to raise interest rates to slow the economy. By year-end, the bond market switched to wondering how much the Fed will lower rates in 2001 to keep the economy from a "hard landing."

The economy slowed dramatically in late 2000 as the bursting of the Nasdaq Composite Index bubble spilled over into the U.S. economy. The manager expects the Fed to lower rates in 2001 to keep economic slowdown from becoming too pronounced and possibly leading to a recession.

Moreover, the manager believes that the economy should continue to grow in 2001 but at a significantly slower pace than the boom of late 1999 through early 2000. He suspects that by the time the Fed is finished easing the federal funds rate ("fed funds rate")(12) could fall to 5.00% or below (it ended 2000 at 6.50%) and the yield curve(13) should steepen.

In the manager's opinion, lower interest rates should keep the economy growing and he suspects that in the second half of 2001 the bond market may find something else to worry about and there may be a rise in longer maturity interest rates later in 2001. The manager thinks a possible cause of a rise in interest rates could be a decline in forecasted U.S. Treasury surpluses. This might occur due to a combination of lower than anticipated tax receipts due to the slowing U.S. economy combined with higher expenditures and a large tax cut. These factors may cause a realization that the U.S. is not going to pay off all outstanding debt and that U.S. Treasury issuance is not going to disappear. (Of course there are no guarantees that this will in fact occur.)

Another potential wild card for the bond markets may be a weaker U.S. dollar. The Clinton administration followed a strong U.S. dollar policy, which helped to finance the U.S. current account deficit and keep import prices low (helping to contain inflation). The Bush administration policy positions toward the U.S. dollar are unknown at this time but if the new administration pursues a weaker U.S. dollar to help the manufacturing sector it could have a negative influence on bond prices later on in 2001 and through 2002.

The best performing asset classes for 2000 were U.S. agencies and U.S. Treasuries. Corporate bonds underperformed other sectors as spreads(14) widened due to fear of an economic slowdown and specific credit events. The "Old Economy" industrial sector was especially hard hit by credit events and corporate spread widening. During the period the lower quality corporate bonds sector underperformed higher quality corporate bonds.

The high credit quality of the Portfolio helped performance for 2000. The Portfolio was also underweighted in corporate bonds, especially in industrial bonds versus the Portfolio's benchmark, which benefited the Portfolio's performance during the period.

APPRECIATION PORTFOLIO

For the year ended December 31, 2000, the Appreciation Portfolio ("Portfolio") returned a negative 0.41%. In comparison, the S&P 500 returned a negative 9.10% for the same period. Past performance is not indicative of future results.

The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of U.S. companies. The Portfolio typically invests in medium and large capitalization companies but may also invest in small capitalization companies. In selecting individual companies for the Portfolio, the manager looks for companies with strong or rapidly improving balance sheets, recognized industry leadership and effective management teams that exhibit a desire to earn consistent returns for shareholders.

Volumes of words may be written about the stock market in the year 2000. The manager believes the performance of the stock market during the period can be directly attributed to overvaluation. The most compelling story in the manager's view, is that the mania of late 1999 carried into February 2000 and left the stock market vulnerable to a resounding drop.

Throughout the year, the manager believed that it was a matter of when, not if, the technology stock bubble would break. The manager also said that the outcome for the overall market would then be a function of whether the drop in technology stocks

---------------

(12) Fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

(13) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

(14) Spread product: fixed income securities that carry credit risk, i.e., securities other than U.S. Government Treasury obligations.
                                        3
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ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
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would spread to the rest of the market, causing a massive bear market, or whether money might then flow into other better-valued companies. The jury was still out as the manager moved into the fourth quarter of 2000. Many stocks of basic industry companies and financial stocks were neglected. Finally, as some of the complacency surrounding technology began to dissipate, money did indeed begin to flow into some previously neglected stocks. So while the popular market averages were all down for the year, an overall bear market did not develop.

Unlike previous periods, such as the 1930's and the 1970's, when speculative excesses led to market collapses and large withdrawals of investor participation, thus far at least, investors are staying in stocks. Though Nasdaq Composite Index suffered a devastating collapse, for which the year 2000 may be remembered, people who began to place their faith in stocks over the past several years have either ridden out the decline in technology stocks, or switched to more conservative holdings.

According to the manager, among the lessons that recent investors either learned or were reminded of during the period were:

     - Diversification can be better than betting the ranch on any one kind of investment;

     - Cash is not always trash;

     - Valuations do matter; and

     - The belief that "this time is different" is still the most dangerous phrase in stock market lingo.

Looking ahead, in the manager's opinion, the major determinant for market performance in the coming year may be whether the economy slips into a recession, defined as two quarters of declines in GDP, or whether the "soft landing" (i.e., slower growth but no recession) predicted here six months ago is the outcome.

At this time it is impossible to say, but unfortunately, the odds of a recession have increased in the past two months, as the positive wealth effect from the 1999 stock market has turned negative, affecting many areas of the economy that have great multiplier effects, such as housing, autos and consumer spending. Energy costs have begun to act like a tax increase. Confidence has declined, and it remains to be seen if monetary easing by the Fed,(15) a virtual certainty over the next month, is enough to overcome the malaise that has set in.

In the manager's opinion, hammered technology stocks should have a relief rally early in the year, but valuations are still high, despite the 50% decline in the market averages. Industrial stocks, so inexpensive just a few months ago, have rallied nicely, and are now at a point where they need evidence of no recession to advance further. Many financial stocks have also lifted, based on expectations of lower interest rates, and might already have priced in a best-case scenario. Many healthcare stocks have rallied vigorously, as the threat of price-controls evaporated, and the valuations on drug stocks remained stretched. Energy stocks, where skepticism abounds about the sustainability of high oil prices, the manager believes may have room to go higher.

TOTAL RETURN PORTFOLIO

The Total Return Portfolio ("Portfolio") seeks to provide investors with total return, consisting of long-term capital appreciation and income. The Portfolio invests primarily in dividend-paying common stocks of U.S. and foreign companies. These companies tend to have large market-capitalizations, but the Portfolio may also invest in mid-and small-capitalization stocks. The Portfolio may invest up to 35% of its assets in convertible bonds and preferred stock, warrants and interest paying debt securities. Up to 10% of the Portfolio's assets may be invested in below investment grade bonds, commonly known as junk bonds. For the year ended December 31, 2000, the Portfolio returned 20.47%. In comparison, the S&P 500 returned a negative 9.10% for the same period. Past performance is not indicative of future results.

As value(16) managers, their investment style should provide some downside protection during periods of market turbulence. Most of the time, this means the managers may do better, on a relative basis, in more difficult markets. The managers are very pleased that in the year 2000 they were able to generate attractive absolute returns as well.

---------------

(15) On January 3, 2001 and January 31, 2001, after the reporting period, the Fed cut interest rates by one-half point for a total of one percentage point.

(16) Value investing represents those companies with lower price-to-book ratios and lower forecasted growth values.
                                        4
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The Portfolio's investment approach is to "purchase leading franchises, selling at depressed prices, for reasons the managers believe are temporary." This means that price is an important factor in their decision making process. In highly volatile markets, the Portfolio will have significant opportunities to both buy and sell securities.

The bursting of the technology bubble, beginning in the first quarter of 2000, was a major opportunity for the Portfolio. In the 1997 through 1998 period, a number of technology stocks were added to the Portfolio. Some of these technology positions reached valuation levels, in early 2000, that the managers doubt investors will see again. In addition, it became clear that "incumbents," so-called "Old Economy" companies with earnings, customers, and cash flow would mount counterattacks to slow their loss of business to "dot.coms" and significantly extend the time period necessary for them to reach break-even cash flows. Because most dot.coms are dependent on continued access to the capital markets, it was inevitable that many would go bankrupt should the markets tighten.

Generally speaking, insiders are prevented from selling their stock until six months after their initial public offerings (IPOs). The potential sales of lock-up stock were well in excess of the aggregate funds raised in these companies IPO's. The frenzy for Internet, technology, and telecommunications issues and the nearly religious fervor for anything identified as "New Economy" by investors makes Tulipmania in Holland a few centuries ago look like a minor psychological aberration. In short, the managers thought it would be good to go on a technology free diet in the first quarter and reduce their holdings in this sector of the market substantially.

In technology, the managers sold large positions in Adobe Systems Inc., Texas Instruments, Motorola, Inc. and Geoworks. At about the same time, they also liquidated our 12% holdings in real estate investment trusts (REIT). In the managers' opinion, REITs had good prospects in the coming quarters and in a choppy stock market probably would be defensive in nature. However, there were unusual opportunities elsewhere in financial services that the managers thought provided much better opportunities. Many financial services companies had been in their own personal bear markets for nearly two years. In addition, the managers identified healthcare and energy as other sectors of the market that were exceedingly depressed.

In financial services, major purchases were made in Countrywide Credit Industries, Inc., MGIC Investment Corp., MBIA, Bank One Corp., and CIT Group, Inc. Many of these were purchased at or below book value and at less than 10x earnings. Since their purchase, these stocks have appreciated substantially and helped our performance in the year just completed.

In healthcare, major purchases were made in Amerisource, Johnson & Johnson, and McKesson HBOC, Inc. All represented "leading franchises" and all were available at depressed prices. Over the final three quarters of the year 2000, these stocks returned to investor favor and enhanced portfolio returns. Energy was a third area where funds were committed after the managers made substantial sales in technology. In the 1998-early period, far too many "intellectual property" companies were created and undoubtedly excess capacity occurred in a number of industry segments. In contrast, for years, there probably has been under investment in the energy sector and with continued increases in demand, it was only a matter of time before prices would improve. With many energy stocks selling at fire-sale prices, it seemed like a good idea to increase the Portfolio's holdings in energy, but the managers added R&B Falcon Corp., Varco International, Baker Hughes Inc., Santa Fe Drilling Corp., Union Pacific Resources (later acquired by Anadarko Petroleum Corp.) and Anadarko Petroleum Corp. to the Portfolio's existing holdings. These stocks also did very sell over the final three quarters of 2000.

Other notable purchases during the year just completed included Carnival Corp., Raytheon Co., Mattel, Inc, Rohm & Haas Co, Albertsons, Inc. Callaway Golf, Co. and Weyerhaeuser Co. Although the manager was on a "technology free diet" for most of the year, in December, the manager did venture back with purchases of Global Crossing LTD., Lucent Technologies, Worldcom, Inc. and Genuity, Inc. Genuity is a leader in web hosting, a business expected to grow more than ten-fold in the next 5 years. Genuity's IPO at mid year was at $11 and recent purchases in the Portfolio have been at the $4 1/2 to $5 level.

The Portfolio's investment approach calls for sales of securities that become fully priced in the managers judgment. Many technology issues went far beyond rational valuation metrics early last year. The Portfolio's team also buys companies when they think their prices properly future prospects.

During the 1995 to early 2000 period, price/earnings ("P/E")(17) ratios doubled for the S&P 500, providing 15% per year appreciation from this source alone. If one analyzed the P/E ratios for the ten largest companies in the S&P 500 and the

---------------
(17) P/E ratio is the price of a stock divided by its earnings per share.
                                        5
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ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
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Nasdaq Composite Index, the average P/E ratio quadrupled in the same period, reaching 75x earnings in early 2000. These companies, because of their size, had a major effect on the movement of these indices in recent years.

It is unlikely that P/E ratios may expand in the coming years and it is probable that the "cult stocks" within the S&P 500 and the Nasdaq Composite Index may experience P/E contraction. The managers believe the "not so nifty 450" within the S&P 500, and small and mid-cap stocks in general will outperform large cap companies. In the managers' view, stock market returns are likely to average 10% rather than the 20% seen as a birthright by many investors because this was their experience for most of the last five years. In such an environment, the market may broaden because more companies can generate 10% returns whereas 20% returns are achievable by a limited number of companies.

While the markets continue to work off the extremes of the past few years, the manager will continue to look for first-rate companies that seem mispriced, and plan to stick with our time-tested investment disciplines. He believes 2001 could turn out to be a much better year than the one just past, if the economy merely slows, instead of declining, allowing earnings to advance. Clearly, the excessive optimism of a year ago has been washed away, and the complacency of the summer has turned to anxiety. The second half of the year could turn the stock market into a more hospitable environment, because it is only when stocks have been heavily liquidated that bargains become available.

Thank you for your investment in the Greenwich Street Series Fund - Intermediate High Grade, Appreciation and Total Return Portfolios.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 22, 2001

THE INFORMATION PROVIDED IN THIS LETTER REPRESENTS THE OPINION OF THE MANAGERS AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE PORTFOLIOS. PLEASE REFER TO PAGES 9 THROUGH 18 FOR A LIST AND PERCENTAGE BREAKDOWN OF EACH OF THE PORTFOLIO'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE PORTFOLIOS' HOLDINGS IS AS OF DECEMBER 31, 2000 AND IS SUBJECT TO CHANGE.

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--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- INTERMEDIATE HIGH GRADE PORTFOLIO AS OF 12/31/00 (UNAUDITED)

---------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------
     Year Ended 12/31/00                      9.83%
     Five Years Ended 12/31/00                4.54%
     10/16/91* through 12/31/00               5.65%
CUMULATIVE TOTAL RETURN
---------------------------------------------------
     10/16/91* through 12/31/00              65.94%
     * Commencement of operations
---------------------------------------------------

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Intermediate High Grade Portfolio on October 16,
1991 (commencement of operations) through December
31, 2000 with that of a similar investment in the Lehman Brothers Government/ Corporate Bond Index.
Index information is available at month-end only;
therefore, the closest month-end to inception date of the Portfolio has been used. The Lehman
Brothers Government/Corporate Bond Index is a weighted composite of the Lehman Brothers
Government Bond Index, which is a broad-based index of all public debt obligations of the U.S.
Government and its agencies and has an average maturity of nine years, and the Lehman Brothers
Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.


                 [INTERMEDIATE HIGH GRADE PORTFOLIO LINE GRAPH]

                                                                                                         LEHMAN BROTHERS
                                                             INTERMEDIATE HIGH GRADE PORTFOLIO   GOVERNMENT/CORPORATE BOND INDEX
                                                             ---------------------------------   -------------------------------
10/16/91                                                                   10000                              10000
12/91                                                                      10240                              10440
12/92                                                                      10781                              11231
12/93                                                                      11643                              12470
12/94                                                                      11287                              12032
12/95                                                                      13292                              14348
12/96                                                                      13518                              14764
12/97                                                                      14690                              15772
12/98                                                                      15687                              16575
12/99                                                                      15109                              16218
12/31/00                                                                   16594                              18139

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON -- APPRECIATION PORTFOLIO AS OF 12/31/00 (UNAUDITED)
                      [APPRECIATION PORTFOLIO LINE GRAPH]

---------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------
     Year Ended 12/31/00                    (0.41)%
     Five Years Ended 12/31/00               15.23%
     10/16/91* through 12/31/00              13.02%
CUMULATIVE TOTAL RETURN
---------------------------------------------------
     10/16/91* through 12/31/00             208.70%
     * Commencement of operations
---------------------------------------------------

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Appreciation Portfolio on October 16, 1991
(commencement of operations) through December 31, 2000 with that of a similar investment in the Standard & Poor's 500 Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Standard & Poor's 500
Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock
Exchange, American Stock Exchange and
over-the-counter market.


                                                                   APPRECIATION PORTFOLIO          STANDARD & POOR'S 500 INDEX
                                                                   ----------------------          ---------------------------
10/16/91                                                                  10000.00                           10000.00
12/91                                                                     10490.00                           10838.00
12/92                                                                     11133.00                           11668.00
12/93                                                                     11926.00                           12844.00
12/94                                                                     11792.00                           13012.00
12/95                                                                     15193.00                           17898.00
12/96                                                                     18197.00                           22005.00
12/97                                                                     22999.00                           29345.00
12/98                                                                     27402.00                           37738.00
12/99                                                                     30998.00                           45675.00
12/31/00                                                                  30870.00                           41517.00

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- TOTAL RETURN PORTFOLIO AS OF 12/31/00 (UNAUDITED)
                                      [TOTAL RETURN PORTFOLIO LINE GRAPH]

-------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------
     Year Ended 12/31/00                    20.47%
     Five Years Ended 12/31/00              17.71%
     12/3/93* through 12/31/00              17.47%
             CUMULATIVE TOTAL RETURN
--------------------------------------------------
     12/3/93* through 12/31/00             212.53%
     * Commencement of operations
-------------------------------------------------

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Total Return Portfolio on
December 3, 1993 (commencement of
operations) through December 31,
2000 with that of a similar
investment in the Standard &
Poor's 500 Index. Index
information is available at
month-end only; therefore, the
closest month-end to inception
date of the Portfolio has been
used. The Standard & Poor's 500
Index is an unmanaged index
composed of 500 widely held
common stocks listed on the New
York Stock Exchange, American
Stock Exchange and
over-the-counter market.

                                                                   TOTAL RETURN PORTFOLIO          STANDARD & POOR'S 500 INDEX
                                                                   ----------------------          ---------------------------
12/3/93                                                                   10000.00                           10000.00
12/93                                                                     10300.00                           10121.00
12/94                                                                     11062.00                           10253.00
12/95                                                                     13832.00                           14103.00
12/96                                                                     17335.00                           17340.00
12/97                                                                     20255.00                           21109.00
12/98                                                                     21260.00                           27146.00
12/99                                                                     25943.00                           32855.00
12/31/00                                                                  31253.00                           29865.00

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2000

                       INTERMEDIATE HIGH GRADE PORTFOLIO

        FACE
       AMOUNT                                                 SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 53.7%
                                    U.S. Treasury Notes:
     $        300,000               6.625% due 3/31/02..........................................  $  304,425
            1,700,000               6.250% due 2/15/03..........................................   1,736,363
              200,000               6.500% due 10/15/06.........................................     213,452
              900,000               Federal Home Loan Mortgage Bank, 6.875% due 9/15/10.........     961,208
              275,000               Freddie Mac, Debentures, 5.000% due 1/15/04.................     270,263
------------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                    (Cost -- $3,402,095)........................................   3,485,711

------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
        FACE
       AMOUNT           RATING(a)                             SECURITY                              VALUE
CORPORATE NOTES AND BONDS -- 25.2%
AEROSPACE AND DEFENSE -- 1.5%
              100,000     AA-       Rockwell International, Notes, 6.750% due 9/15/02...........     101,000
------------------------------------------------------------------------------------------------------------
BANKS/SAVINGS AND LOANS -- 8.3%
              300,000     AAA       Bayerische Landesbank, N.Y., Sub. Notes, 5.875% due
                                    12/1/08.....................................................     285,375
              250,000     AA-       Morgan Guaranty Trust Co., Sub. Notes, 7.375% due 2/1/02....     252,813
------------------------------------------------------------------------------------------------------------
                                                                                                     538,188
------------------------------------------------------------------------------------------------------------
COSMETICS AND TOILETRIES -- 3.9%
              250,000     AA        Kimberly-Clark Corp., Debentures, 7.875% due 2/1/23.........     254,687
------------------------------------------------------------------------------------------------------------
FINANCE COMPANIES/CONSUMER CREDIT -- 8.2%
              250,000     A         Ford Motor Credit Co., Notes, 7.500% due 3/15/05............     255,312
              250,000     AA        Pitney Bowes Credit Corp., Debentures, 8.550% due 9/15/09...     274,375
------------------------------------------------------------------------------------------------------------
                                                                                                     529,687
------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT -- 1.7%
              100,000     AAA       Quebec Province, Notes, 8.625% due 1/19/05..................     108,375
------------------------------------------------------------------------------------------------------------
SOVEREIGN DEBT -- 1.6%
              100,000     AA+       Republic of Ireland, Notes, 7.125% due 7/15/02..............     101,875
------------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE NOTES AND BONDS (Cost -- $1,690,350)........   1,633,812
------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 20.1%
                                    Federal National Mortgage Association (FNMA):
              397,206               7.000% due 1/1/13...........................................     401,302
              162,218               7.000% due 2/1/13...........................................     163,891
              747,522               6.000% due 6/1/13...........................................     737,476
------------------------------------------------------------------------------------------------------------
                                    TOTAL MORTGAGE-BACKED SECURITIES (Cost -- $1,310,300).......   1,302,669
------------------------------------------------------------------------------------------------------------
                                    SUB-TOTAL INVESTMENTS (Cost -- $6,402,745)..................   6,422,192
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                       INTERMEDIATE HIGH GRADE PORTFOLIO

        FACE
       AMOUNT                                                 SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.0%
     $         66,000               Goldman Sachs & Co., 6.000% due 1/2/01; Proceeds at
                                      maturity -- $66,044; (Fully collateralized by U.S.
                                      Treasury Notes & Bonds, 6.000% to 9.125% due 7/31/01 to
                                      8/15/17; Market value -- $67,320) (Cost -- $66,000).......      66,000
------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS -- 100% (Cost -- $6,468,745**)............  $6,488,192
------------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service except for those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
 ** Aggregate cost for Federal income tax purposes is substantially the same.

    See page 11 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA          --   Bonds rated "AAA" have the highest rating assigned by
                  Standard & Poor's. Capacity to pay interest and repay
                  principal is extremely strong.
AA           --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A            --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                  economic conditions than bonds in higher rated categories.
BB, B,       --   Bonds rated BB, B, CCC, CC and C are regarded, on balance,
CCC,              as predominantly speculative with respect to the issuer's
CC and C          capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest
                  degree of speculation and C the highest degree of
                  speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by
                  large uncertainties or major risk exposures to adverse
                  conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ba" where 1 is the highest and 3 the lowest rating within its generic category.
Aaa          --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                  generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                  and principal is secure. While the various protective
                  elements are likely to change, such changes as can be
                  visualized are most unlikely to impair the fundamentally
                  strong position of such issues.
Aa           --   Bonds rated "Aa" are judged to be of high quality by all
                  standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
                  lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
                  protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                  appear somewhat larger than in "Aaa" securities.
A            --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                  Factors giving security to principal and interest are
                  considered adequate but elements may be present which
                  suggest a susceptibility to impairment some time in the
                  future.
Baa          --   Bonds rated "Baa" are considered to be medium grade
                  obligations, i.e., they are neither highly protected nor
                  poorly secured. Interest payments and principal security
                  appear adequate for the present but certain protective
                  elements may be lacking or may be characteristically
                  unreliable over any great length of time. Such bonds lack
                  outstanding investment characteristics and in fact have
                  speculative characteristics as well.
Ba           --   Bonds rated "Ba" are judged to have speculative elements:
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                  moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
                  characterizes bonds in this class.

NR           --   Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 82.6%
BASIC MATERIALS -- 5.5%
    120,500  Alcoa Inc. .................................................  $  4,036,750
    204,500  Barrick Gold Corp. .........................................     3,349,710
     96,400  The Dow Chemical Co.+.......................................     3,530,650
     24,100  E.I. du Pont de Nemours and Co. ............................     1,164,331
     60,900  Florida East Coast Industries, Inc. ........................     2,184,788
     26,869  Florida East Coast Industries, Inc., Class B Shares.........       918,584
     69,000  Forest City Enterprises, Inc., Class A Shares...............     2,704,800
    112,900  Placer Dome Inc.+...........................................     1,086,662
    179,600  PPG Industries, Inc. .......................................     8,317,725
    225,400  Solutia Inc. ...............................................     2,704,800
    116,300  The St. Joe Co. ............................................     2,558,600
---------------------------------------------------------------------------------------
                                                                             32,557,400
---------------------------------------------------------------------------------------
CABLE, MEDIA AND BROADCASTING -- 9.2%
     96,500  Cablevision Systems Corp.*..................................     8,196,469
    133,200  Comcast Corp., Special Class A Shares*+.....................     5,561,100
     82,900  Dow Jones & Co., Inc. ......................................     4,694,213
    108,000  Gannett Co., Inc. ..........................................     6,810,750
    146,700  Meredith Corp. .............................................     4,721,906
    115,600  SBS Broadcasting SA*........................................     3,027,275
     78,200  Time Warner Inc. ...........................................     4,085,168
    203,800  USA Networks, Inc.*.........................................     3,961,362
    144,357  Viacom Inc., Class B Shares*+...............................     6,748,690
    216,600  The Walt Disney Co. ........................................     6,267,863
     15,000  Yahoo! Inc*+................................................       452,578
---------------------------------------------------------------------------------------
                                                                             54,527,374
---------------------------------------------------------------------------------------
CAPITAL GOODS -- 2.5%
    103,300  Emerson Electric Co. .......................................     8,141,331
     37,100  Honeywell International Inc. ...............................     1,755,294
    182,600  Waste Management, Inc. .....................................     5,067,150
---------------------------------------------------------------------------------------
                                                                             14,963,775
---------------------------------------------------------------------------------------
CONSUMER DURABLES -- 1.1%
    354,853  Delphi Automotive Systems Corp. ............................     3,992,096
     40,900  Johnson Controls, Inc. .....................................     2,126,800
     12,100  TRW Inc. ...................................................       468,875
---------------------------------------------------------------------------------------
                                                                              6,587,771
---------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 4.7%
    168,400  The Gillette Co. ...........................................     6,083,450
    156,400  Kimberly-Clark Corp. .......................................    11,055,916
     61,200  PepsiCo, Inc. ..............................................     3,033,225
     23,200  The Procter & Gamble Co. ...................................     1,819,750
     58,000  Ralston-Ralston Purina Group ...............................     1,515,250
     49,100  Wm. Wrigley Jr. Co. ........................................     4,704,394
---------------------------------------------------------------------------------------
                                                                             28,211,985
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
CONSUMER SERVICES -- 5.9%
    287,300  Cendant Corp.*..............................................  $  2,765,263
     21,000  Costco Wholesale Corp.+.....................................       838,688
    175,000  Dal-Tile International Inc.*................................     2,482,813
    138,600  First Data Corp. ...........................................     7,302,488
    109,258  The Home Depot, Inc. .......................................     4,991,725
    204,500  McDonald's Corp. ...........................................     6,953,000
     59,900  United Parcel Service, Inc., Class B Shares.................     3,522,869
    118,300  Wal-Mart Stores, Inc. ......................................     6,284,687
---------------------------------------------------------------------------------------
                                                                             35,141,533
---------------------------------------------------------------------------------------
DIVERSIFIED CONGLOMERATE -- 13.6%
        497  Berkshire Hathaway Inc., Class A Shares*....................    35,287,000
    187,400  Canadian Pacific Ltd. ......................................     5,352,613
    359,200  General Electric Co.+.......................................    17,219,150
     79,600  Minnesota Mining and Manufacturing Co. .....................     9,591,800
    142,200  Pall Corp. .................................................     3,030,637
    187,500  Tyco International Ltd. ....................................    10,406,250
---------------------------------------------------------------------------------------
                                                                             80,887,450
---------------------------------------------------------------------------------------
ENERGY AND UTILITIES -- 6.7%
     72,800  BP Amoco PLC................................................     3,485,301
     25,500  CH Energy Group, Inc. ......................................     1,141,125
    180,300  Conoco Inc., Class A Shares+................................     5,161,088
    193,209  Exxon Mobil Corp. ..........................................    16,797,107
     96,200  Royal Dutch Petroleum Co. ..................................     5,826,112
     54,900  Schlumberger Ltd.+..........................................     4,388,569
     69,700  TXU Corp. ..................................................     3,088,581
---------------------------------------------------------------------------------------
                                                                             39,887,883
---------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 10.7%
     61,900  The Allstate Corp. .........................................     2,696,519
    168,425  American International Group, Inc. .........................    16,600,389
    182,900  Bank One Corp. .............................................     6,698,713
     36,100  The Chubb Corp. ............................................     3,122,650
     15,000  EChapman.com, Inc.*.........................................        44,531
     32,100  Fannie Mae .................................................     2,784,675
     23,100  First Virginia Banks, Inc. .................................     1,108,800
    168,400  Household International, Inc. ..............................     9,262,000
    115,600  Merrill Lynch & Co., Inc. ..................................     7,882,475
     19,000  J.P. Morgan & Co.++.........................................     3,144,500
     49,400  Washington Mutual, Inc.+....................................     2,621,287
    144,400  Wells Fargo & Co. ..........................................     8,041,275
---------------------------------------------------------------------------------------
                                                                             64,007,814
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
HEALTH CARE -- 9.1%
      3,600  Abgenix, Inc.*..............................................  $    212,625
     18,000  Affymetrix, Inc.*...........................................     1,339,875
     60,900  American Home Products Corp.+...............................     3,870,195
     54,300  Amgen Inc.*+................................................     3,471,806
      4,000  Applera Corp. - Applied Biosystems Group ...................       376,250
     97,500  Bristol-Myers Squibb Co. ...................................     7,208,906
     64,500  Chiron Corp.*...............................................     2,870,250
     42,100  Eli Lilly and Co. ..........................................     3,917,931
     72,700  Johnson & Johnson ..........................................     7,638,044
     72,800  Merck & Co., Inc. ..........................................     6,815,900
    326,225  Pfizer Inc. ................................................    15,006,350
     25,700  Pharmacia Corp.+............................................     1,567,700
     10,345  Versicor, Inc.*.............................................        89,226
---------------------------------------------------------------------------------------
                                                                             54,385,058
---------------------------------------------------------------------------------------
TECHNOLOGY -- 10.4%
    157,900  America Online, Inc.*+......................................     5,494,920
     24,100  American Power Conversion Corp.*............................       298,238
      3,600  Avanex Corp.*+..............................................       214,425
      3,000  Broadcom Corp., Class A Shares*.............................       253,500
    169,000  Cisco Systems, Inc.*+.......................................     6,464,250
     36,100  Corning Inc. ...............................................     1,906,531
     18,000  Dell Computer Corp.*+.......................................       313,875
     28,000  EMC Corp. ..................................................     1,862,000
    198,800  Intel Corp. ................................................     6,013,700
     45,300  International Business Machines Corp. ......................     3,850,500
     37,100  JDS Uniphase Corp.*.........................................     1,546,606
    180,400  Lucent Technologies Inc. ...................................     2,435,400
    108,200  Metromedia Fiber Network, Inc.*.............................     1,095,525
    105,200  Mettler-Toledo International Inc.*..........................     5,720,250
    229,600  Microsoft Corp.*............................................     9,958,900
    109,100  Motorola, Inc. .............................................     2,209,275
     49,200  Nortel Networks Corp. ......................................     1,577,475
      7,800  Nvidia Corp.*...............................................       255,572
     23,600  Palm Inc.*..................................................       668,175
     59,325  Solectron Corp.*+...........................................     2,011,117
     37,000  Sun Microsystems Inc.*......................................     1,031,375
     86,300  Texas Instruments Inc. .....................................     4,088,462
      9,000  Veritas Software Corp.*.....................................       787,500
     36,100  Xilinx, Inc.*...............................................     1,665,112
---------------------------------------------------------------------------------------
                                                                             61,722,683
---------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.2%
    158,000  AT&T Corp. .................................................     2,735,375
    193,576  SBC Communications Inc. ....................................     9,243,254
    139,536  Verizon Communications Inc. ................................     6,994,242
---------------------------------------------------------------------------------------
                                                                             18,972,871
---------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $385,991,997)...................   491,853,597
=======================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             APPRECIATION PORTFOLIO

   FACE
  AMOUNT                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 17.4%
$103,541,000 Goldman Sachs & Co., 6.000% due 1/2/01; Proceeds at
             maturity -- $103,610,027;   (Fully collateralized by U.S.
             Treasury Notes & Bonds, 6.000% to 9.125%   due 7/31/01 to
             8/15/17; Market value -- $105,611,896) (Cost --
             $103,541,000)...............................................  $103,541,000
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $489,532,997**)..........  $595,394,597
---------------------------------------------------------------------------------------

 *  Non-income producing security.
 +  All or a portion of this security is on loan (See Note 12).
 ++ On January 2, 2001, Chase Manhattan Corp. and J.P. Morgan & Co. merged to form J.P. Morgan Chase & Co.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             TOTAL RETURN PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCK -- 95.2%
BASIC MATERIALS -- 15.0%
        316,900         Alcoa Inc. .................................................  $ 10,616,150
        315,000         Archer-Daniels-Midland Co. .................................     4,725,000
        245,000         Asia Pulp & Paper Co. Ltd.*+................................       122,500
        366,800         Brush Engineered Materials Inc. ............................     7,404,775
        175,500         The Dow Chemical Co.+.......................................     6,427,688
        800,000         Kaiser Aluminum Corp.*......................................     2,950,000
         63,000         The Mead Corp. .............................................     1,976,625
        175,100         Oregon Steel Mills, Inc.*...................................       186,044
         95,000         Rohm and Haas Co.+..........................................     3,449,688
        180,000         RTI International Metals, Inc.*.............................     2,576,250
        215,000         USX-U.S. Steel Group........................................     3,870,000
        165,500         Weyerhaeuser Co. ...........................................     8,399,125
        125,000         Wolverine Tube, Inc.*.......................................     1,498,750
--------------------------------------------------------------------------------------------------
                                                                                        54,202,595
--------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 0.6%
         50,000         Deere & Co. ................................................     2,290,625
--------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES -- 7.9%
         85,000         AT&T Corp.+.................................................     1,471,562
         75,000         Avaya Inc.*.................................................       773,437
        250,000         Global Crossings Ltd.*+.....................................     3,578,125
        420,000         Lucent Technologies Inc.....................................     5,670,000
        160,685         Qwest Communications International Inc.*....................     6,588,085
        136,750         Rostelecom..................................................       709,390
         91,500         Verizon Communications Inc. ................................     4,586,438
        375,000         WorldCom, Inc.*.............................................     5,250,000
--------------------------------------------------------------------------------------------------
                                                                                        28,627,037
--------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 4.8%
         50,000         Albertson's, Inc. ..........................................     1,325,000
        170,000         Carnival Corp. .............................................     5,238,125
         70,000         Circuit City Stores - Circuit City Group....................       805,000
         80,000         Hasbro, Inc. ...............................................       850,000
        250,000         Mattel, Inc. ...............................................     3,610,000
         79,400         Ryder System, Inc. .........................................     1,320,025
        250,000         Toys "R" Us, Inc.*+.........................................     4,171,875
--------------------------------------------------------------------------------------------------
                                                                                        17,320,025
--------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 4.5%
        175,000         Callaway Golf Co. ..........................................     3,259,375
        220,000         Fox Entertainment Group, Inc.*..............................     3,932,500
        185,800         PepsiCo, Inc.+..............................................     9,208,713
--------------------------------------------------------------------------------------------------
                                                                                        16,400,588
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             TOTAL RETURN PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
ENERGY -- 11.2%
         65,000         Anadarko Petroleum Corp.+...................................  $  4,620,200
         55,000         Baker Hughes Inc. ..........................................     2,285,937
         97,800         Chevron Corp.+..............................................     8,257,988
        146,700         Halliburton Co.+............................................     5,317,875
        293,400         R&B Falcon Corp.*...........................................     6,729,862
        275,000         Santa Fe International Corp. ...............................     8,817,188
        200,000         Varco International, Inc.*..................................     4,350,000
--------------------------------------------------------------------------------------------------
                                                                                        40,379,050
--------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 23.7%
        185,800         The Allstate Corp. .........................................     8,093,913
         90,000         Ambac Financial Group, Inc. ................................     5,248,125
        151,600         American Express Co. .......................................     8,328,525
        224,900         The Bank of New York Co., Inc. .............................    12,411,669
         50,000         Bank One Corp.+.............................................     1,831,250
         82,500         The Chase Manhattan Corp.+++................................     3,748,593
        200,000         The CIT Group, Inc.+........................................     4,025,000
        229,800         Countrywide Credit Industries, Inc.+........................    11,547,450
        102,700         MBIA, Inc. .................................................     7,612,637
        210,300         Mellon Financial Corp. .....................................    10,344,131
        185,800         MGIC Investment Corp. ......................................    12,529,888
--------------------------------------------------------------------------------------------------
                                                                                        85,721,181
--------------------------------------------------------------------------------------------------
HEALTH CARE -- 14.3%
          9,000         AeroGen, Inc.*..............................................        95,625
         85,000         Aphton Corp.*...............................................     1,530,000
         97,800         Bristol-Myers Squibb Co. ...................................     7,231,088
         75,000         Enzo Biochem, Inc.*.........................................     1,865,625
        225,000         Health Management Associates, Inc.*+........................     4,668,750
        400,000         Health Net Inc.*............................................    10,475,000
         25,000         Johnson & Johnson+..........................................     2,626,563
        250,000         McKesson HBOC, Inc.+........................................     8,972,500
         35,000         Pharmacia Corp. ............................................     2,135,000
        200,000         UnitedHealth Group Inc.+....................................    12,275,000
--------------------------------------------------------------------------------------------------
                                                                                        51,875,151
--------------------------------------------------------------------------------------------------
REAL ESTATE -- 2.7%
        195,600         Spieker Properties, Inc. ...................................     9,804,450
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 10.5%
        230,000         Adobe Systems Inc.+#........................................    13,383,125
         50,000         Electronics for Imaging, Inc.*..............................       696,875
        157,000         Genuity Inc.*...............................................       794,812
        335,000         Inprise Corp.*..............................................     1,852,969
        160,000         LSI Logic Corp.*............................................     2,734,400
        300,000         Motorola, Inc...............................................     6,075,000
         50,000         Numerical Technologies, Inc.*...............................       903,125
         80,000         Raytheon Co., Class B Shares+...............................     2,485,000
         25,000         RealNetworks, Inc.*.........................................       217,187

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             TOTAL RETURN PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 10.5% (CONTINUED)
         75,000         S1 Corp.*...................................................  $    393,750
        176,000         Texas Instruments Inc. .....................................     8,338,000
         25,000         Xerox Corp. ................................................       115,625
--------------------------------------------------------------------------------------------------
                                                                                        37,989,868
--------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK (Cost -- $248,658,877)...................   344,610,570
--------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.4%
        200,000         DECS Trust IV, Exchangeable 7.000%..........................     1,200,000
         34,700         Kmart Financing Corp., Exchangeable 7.750%..................       926,056
        180,000         Merrill Lynch Corp., Exchangeable 6.250%....................     2,767,500
--------------------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK (Cost -- $6,806,711)..................     4,893,556
--------------------------------------------------------------------------------------------------
FOREIGN STOCK -- 1.5%
        100,000         Cable & Wireless PLC........................................     1,347,415
        500,000         ScottishPower PLC...........................................     3,928,715
--------------------------------------------------------------------------------------------------
                        TOTAL FOREIGN STOCK (Cost -- $5,208,928)....................     5,276,130
--------------------------------------------------------------------------------------------------
PURCHASED OPTIONS -- 0.8%
        230,000         Adobe Systems Inc. Put @ 70, Expire 1/20/01 (Cost --
                        $1,383,450).................................................     3,047,500
--------------------------------------------------------------------------------------------------
                        SUB-TOTAL INVESTMENTS (Cost -- $262,057,966)................   357,827,756
--------------------------------------------------------------------------------------------------
     FACE
    AMOUNT                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.1%
     $4,024,000         Goldman Sachs & Co., 6.000% due 1/2/01; Proceeds at
                          maturity -- $4,026,683; (Fully collateralized by U.S.
                          Treasury Notes & Bonds, 6.000% to 9.125% due 7/31/01
                          to 8/15/17; Market value -- $4,104,483) (Cost --
                          $4,024,000)...............................................     4,024,000
--------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $266,081,966**)..........  $361,851,756
--------------------------------------------------------------------------------------------------

 * Non-income producing security.
 + All or a portion of this security is on loan (See Note 12).
 ++ On January 2, 2001, Chase Manhattan Corp. and J.P. Morgan & Co. merged to form J.P. Morgan Chase & Co.
 # This security is segregated for open purchased put options.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2000

                                                              INTERMEDIATE                     TOTAL
                                                               HIGH GRADE    APPRECIATION      RETURN
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost......................................   $6,402,745    $385,991,997   $262,057,966
  Repurchase agreements, at cost............................       66,000     103,541,000      4,024,000
--------------------------------------------------------------------------------------------------------
  Investments, at value.....................................   $6,422,192    $491,853,597   $357,827,756
  Repurchase agreements, at value...........................       66,000     103,541,000      4,024,000
  Cash......................................................          330           1,866         24,620
  Receivable for Fund shares sold...........................           --          44,738        100,716
  Collateral for securities on loan (Note 12)...............           --      52,340,872     68,708,382
  Receivable for securities sold............................           --      26,895,051        161,347
  Dividends and interest receivable.........................      117,037         475,435        452,387
--------------------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................    6,605,559     675,152,559    431,299,208
--------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable..........................       10,741         264,948        143,502
  Payable for Fund shares purchased.........................        7,865         188,727        259,632
  Administration fees payable...............................        5,181          96,303         54,663
  Payable for securities on loan (Note 12)..................           --      52,340,872     68,708,382
  Payable for securities purchased..........................           --      11,630,766      4,205,666
  Payable to broker - variation margin......................           --          22,596             --
  Accrued expenses..........................................       23,354         106,394         79,637
--------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................       47,141      64,650,606     73,451,482
--------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................   $6,558,418    $610,501,953   $357,847,726
--------------------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest................   $      673    $     26,759   $     15,868
  Capital paid in excess of par value.......................    6,905,121     509,548,782    221,361,684
  Undistributed net investment income.......................      417,127       6,933,957      2,669,006
  Accumulated net realized gain (loss) from security
     transactions, futures contracts and options............     (783,950)    (11,869,145)    38,031,378
  Net unrealized appreciation of investments................       19,447     105,861,600     95,769,790
--------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................   $6,558,418    $610,501,953   $357,847,726
--------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING..........................................      673,376      26,759,290     15,867,622
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..................................        $9.74          $22.81         $22.55
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2000

                                                               INTERMEDIATE                       TOTAL
                                                                HIGH GRADE     APPRECIATION      RETURN
                                                                PORTFOLIO       PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest.................................................     $ 487,462      $  5,427,726    $   169,641
  Dividends................................................            --         6,174,621      5,298,469
  Less: Foreign withholding tax............................            --           (66,150)       (43,042)
----------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME..................................       487,462        11,536,197      5,425,068
----------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)........................        29,224         3,248,067      1,850,513
  Administration fees (Note 3).............................        14,612         1,181,115        672,914
  Shareholder and system servicing fees....................        12,506            15,481         16,621
  Audit and legal..........................................        10,663            22,754         24,845
  Shareholder communications...............................         1,788            64,666         39,756
  Trustees' fees...........................................         1,502            16,580          9,548
  Custody..................................................           477            32,834         14,933
  Other....................................................           388            15,816         10,069
----------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES...........................................        71,160         4,597,313      2,639,199
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME......................................       416,302         6,938,884      2,785,869
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND OPTIONS (NOTES 4, 5 AND 6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities).........................................      (147,130)       (9,864,126)    36,490,855
     Futures contracts.....................................            --           249,071            924
     Options written.......................................            --                --        216,359
----------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS).................................      (147,130)       (9,615,055)    36,708,138
----------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments:
     Beginning of year.....................................      (355,964)      103,656,257     72,235,531
     End of year...........................................        19,447       105,861,600     95,769,790
----------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION).....       375,411         2,205,343     23,534,259
----------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  OPTIONS..................................................       228,281        (7,409,712)    60,242,397
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..........     $ 644,583      $   (470,828)   $63,028,266
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 2000

                                                              INTERMEDIATE                     TOTAL
                                                               HIGH GRADE    APPRECIATION      RETURN
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   416,302    $  6,938,884   $  2,785,869
  Net realized gain (loss)..................................     (147,130)     (9,615,055)    36,708,138
  Change in net unrealized appreciation (depreciation)......      375,411       2,205,343     23,534,259
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........      644,583        (470,828)    63,028,266
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (607,266)     (4,421,799)    (6,045,349)
  Net realized gains........................................           --      (8,236,665)   (17,355,208)
--------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (607,266)    (12,658,464)   (23,400,557)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares..........................      142,956     134,894,107     13,864,072
  Net asset value of shares issued for reinvestment of
     dividends..............................................      607,266      12,658,464     23,400,557
  Cost of shares reacquired.................................   (3,049,652)    (53,340,399)   (49,341,449)
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................   (2,299,430)     94,212,172    (12,076,820)
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   (2,262,113)     81,082,880     27,550,889
NET ASSETS:
  Beginning of year.........................................    8,820,531     529,419,073    330,296,837
--------------------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 6,558,418    $610,501,953   $357,847,726
--------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........     $417,127      $6,933,957     $2,669,006
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 1999

                                                              INTERMEDIATE                     TOTAL
                                                               HIGH GRADE    APPRECIATION      RETURN
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   604,905    $  4,419,389   $  6,480,405
  Net realized gain (loss)..................................     (231,097)      7,651,687     17,194,406
  Change in net unrealized appreciation (depreciation)......     (789,895)     33,823,318     38,738,360
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........     (416,087)     45,894,394     62,413,171
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (857,354)     (2,558,655)    (7,694,332)
  Net realized gains........................................           --      (5,751,430)   (11,613,887)
--------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (857,354)     (8,310,085)   (19,308,219)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares..........................      177,720     281,938,611     11,969,720
  Net asset value of shares issued for reinvestment of
     dividends..............................................      857,354       8,310,085     19,308,219
  Cost of shares reacquired.................................   (4,183,371)    (44,094,187)   (42,301,478)
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................   (3,148,297)    246,154,509    (11,023,539)
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   (4,421,738)    283,738,818     32,081,413
NET ASSETS:
  Beginning of year.........................................   13,242,269     245,680,255    298,215,424
--------------------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 8,820,531    $529,419,073   $330,296,837
--------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........     $605,649      $4,416,872     $7,252,029
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Intermediate High Grade, Appreciation and Total Return Portfolios ("Portfolios") are separate investment portfolios of the Greenwich Street Series Fund ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies. The Fund offers seven other managed investment portfolios: Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between the bid and the ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date;
(h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the capital accounts of the Intermediate High Grade and Total Return Portfolios, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  DIVIDENDS

     The Portfolios declare and distribute dividends from net investment income annually. Net realized capital gains, if any, are also declared and distributed annually.

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     The Fund, on behalf of the Portfolios, has entered into an investment advisory agreement ("Advisory Agreement") with SSB Citi Fund Management LLC ("SSBC"). SSBC is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a wholly-owned subsidiary of Citigroup Inc. ("Citigroup"). Under the Advisory Agreement, the Intermediate High Grade, Appreciation and Total Return Portfolios each pay an investment advisory fee calculated at the annual rates of 0.40%, 0.55% and 0.55%, respectively, of the value of their average daily net assets. These fees are calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The Fund, on behalf of the Portfolios, has entered into an administration agreement with SSBC. Under the agreement, each Portfolio pays an administration fee calculated at the annual rate of 0.20% of the value of their average daily net assets. These fees are calculated daily and paid monthly.

     For the year ended December 31, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, received brokerage commissions of $70,350.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. For the year ended December 31, 2000, the Intermediate High Grade, Appreciation and Total Return Portfolios each paid transfer agent fees of $5,000 to CFTC.

     No officer, Director or employee of SSB or its affiliates receives any compensation from the Fund for serving as a Trustee or officer of the Fund.

     4.  INVESTMENTS

     During the year ended December 31, 2000, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                         PORTFOLIO                             PURCHASES        SALES
-----------------------------------------------------------------------------------------
Intermediate High Grade.....................................  $  2,920,068   $  4,979,948
Appreciation................................................   384,394,536    319,186,357
Total Return................................................   122,091,656    151,837,151
-----------------------------------------------------------------------------------------

     At December 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                           NET UNREALIZED
                         PORTFOLIO                           APPRECIATION   DEPRECIATION    APPRECIATION
---------------------------------------------------------------------------------------------------------
Intermediate High Grade....................................  $    92,775    $   (73,328)    $     19,447
Appreciation...............................................  125,934,872    (20,073,272)     105,861,600
Total Return...............................................  119,068,339    (23,298,549)      95,769,790
---------------------------------------------------------------------------------------------------------

     5.  FUTURES CONTRACTS

     The Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.

     The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2000, there were no open futures contracts in the Portfolios.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     6.  OPTION CONTRACTS

     The Intermediate High Grade and Total Return Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are "marked to market" daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     At December 31, 2000, the Total Return Portfolio held purchased put options with a total cost of $1,383,450.

     When a Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

     The following covered written call options transactions occurred in the Total Return Portfolio during the year ended December 31, 2000:

                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS   RECEIVED (PAID)
-----------------------------------------------------------------------------------------
Options written, outstanding at December 31, 1999...........    1,000       $   271,990
Options written.............................................   11,600         4,941,192
Options cancelled in closing purchase transactions..........   (8,500)       (3,919,276)
Options expired.............................................   (4,100)       (1,293,906)
-----------------------------------------------------------------------------------------
Options written, outstanding at December 31, 2000...........        0       $         0
-----------------------------------------------------------------------------------------

     7.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     8.  REVERSE REPURCHASE AGREEMENTS

     The Intermediate High Grade Portfolio may enter into reverse repurchase agreements.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     During the year ended December 31, 2000, the Portfolio did not enter into any reverse repurchase agreements.

     9.  SECURITIES TRADED ON A WHEN-ISSUED OR TO-BE-ANNOUNCED BASIS

     The Intermediate High Grade and Total Return Portfolios may from time to time purchase securities on a when-issued or to-be-announced ("TBA") basis.

     In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 2000, there were no when-issued or TBA securities held in the Portfolios.

     10.  MORTGAGE ROLL TRANSACTIONS

     The Intermediate High Grade Portfolio has the ability to participate in mortgage roll transactions.

     A mortgage roll transaction involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale and the income from these investments will be invested, together with any additional income from the Portfolio, in securities exceeding the yield on the securities sold.

     At December 31, 2000, there were no open mortgage roll transactions in the Portfolio.

     11.  SHORT SALES AGAINST THE BOX

     The Total Return Portfolio has the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stock or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or, the preferred stock or the interest from the convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit, in a segregated account with the Fund's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At December 31, 2000, the Portfolio had no open short sales against the box.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     12.  LENDING OF SECURITIES

     The Portfolios have an agreement with the custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations, and receive a lenders fee. Fees earned by the Portfolios on securities lending are recorded in interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

     At December 31, 2000, the Appreciation and Total Return Portfolios loaned common stocks having a value of $49,858,769 and $64,080,406, respectively, and holds the following collateral for loaned securities:

APPRECIATION PORTFOLIO

                    SECURITY DESCRIPTION                         VALUE
-------------------------------------------------------------------------
FLOATING RATE CD:
  Comerica Bank, 5.860% due 2/14/01.........................  $ 3,980,310
FLOATING RATE NOTES:
  Commerzbank AG, 5.890% due 3/21/01........................      248,778
  Keybank Corp., 5.880% due 2/14/01.........................    5,055,652
  Morgan Stanley, 6.750% due 6/4/01.........................    4,056,971
  Natexis Banque, 6.850% due 2/7/01.........................    2,857,575
REPURCHASE AGREEMENT:
  Warburg Dillon Read, 6.000% due 1/2/01....................      715,838
TIME DEPOSITS:
  Australia New Zealand, 6.630% due 1/2/01..................    7,962,867
  Bank Brussels London, 6.660% due 1/2/01...................    2,880,186
  Bank Brussels London, 6.700% due 1/2/01...................    6,268,640
  Bayerische Landesbank, 6.630% due 1/2/01..................    6,776,908
  Credit Suisse, 3.000% due 1/2/01..........................      677,691
  Credit Suisse, 7.060% due 1/2/01..........................    3,566,319
  CS First Boston Corp., 5.000% due 1/2/01..................    1,855,207
  Societe Generale, 6.630% due 1/2/01.......................    3,806,270
  Suntrust Bank, 4.500% due 1/2/01..........................    1,631,660
-------------------------------------------------------------------------
TOTAL.......................................................  $52,340,872
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

TOTAL RETURN PORTFOLIO

                    SECURITY DESCRIPTION                         VALUE
-------------------------------------------------------------------------
COMMERCIAL PAPER:
  CXC Inc., 6.660% due 1/5/01...............................  $ 3,427,951
  Phillip Morris, 6.710% due 1/5/01.........................    1,327,574
FLOATING RATE NOTES:
  American Honda, 6.620% due 9/4/01.........................      857,853
  Amsouth Bank, 5.730% due 1/25/01..........................    2,425,901
  Bank One, 6.680% due 7/2/01...............................    1,791,447
  Bear Stearns Co., 6.500% due 5/21/01......................    1,500,295
  Bear Stearns Co., 6.590% due 8/3/01.......................    4,814,197
  Bear Stearns Co., 6.650% due 8/10/01......................    1,229,809
  First Union, 6.510% due 5/21/00...........................    3,876,544
  Keybank Corp., 5.880% due 2/14/01.........................    4,814,508
  Natexis Banque, 6.580% due 2/9/01.........................      220,751
REPURCHASE AGREEMENT:
  Warburg Dillon Read, 6.000% due 1/2/01....................    1,770,923
TIME DEPOSITS:
  Australia New Zealand, 6.630% due 1/2/01..................    5,266,169
  Bank Brussels London, 6.660% due 1/2/01...................    4,145,708
  Bank Brussels London, 6.700% due 1/2/01...................    1,904,785
  Bayerische Landesbank, 6.630% due 1/2/01..................    4,481,846
  Credit Suisse, 3.000% due 1/2/01..........................      448,185
  Credit Suisse, 7.060% due 1/2/01..........................    2,358,553
  CS First Boston Corp., 5.000% due 1/2/01..................    1,226,924
  Societe Generale, 6.630% due 1/2/01.......................    4,682,095
  Suntrust Bank, 4.500% due 1/2/01..........................    1,079,083
YANKEE CERTIFICATES OF DEPOSIT:
  Daichi Kangyo Bank, 6.730% due 1/8/01.....................    1,578,835
  Daichi Kangyo Bank, 6.750% due 1/18/01....................    3,728,014
  Norinchunkin Bank, 6.720% due 1/16/01.....................    9,750,432
-------------------------------------------------------------------------
TOTAL.......................................................  $68,708,382
-------------------------------------------------------------------------

     Income earned by the Appreciation and Total Return Portfolios from securities loaned for the year ended December 31, 2000 was $239 and $53,110, respectively.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     13.  SHARES OF BENEFICIAL INTEREST

     At December 31, 2000, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares for each Portfolio were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 2000   DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------
INTERMEDIATE HIGH GRADE PORTFOLIO
Shares sold.................................................         15,015              17,222
Shares issued on reinvestment...............................         66,806              88,387
Shares reacquired...........................................       (318,696)           (410,417)
---------------------------------------------------------------------------------------------------
Net Decrease................................................       (236,875)           (304,808)
---------------------------------------------------------------------------------------------------
APPRECIATION PORTFOLIO
Shares sold.................................................      5,902,038          12,629,480
Shares issued on reinvestment...............................        556,171             378,247
Shares reacquired...........................................     (2,335,510)         (1,983,060)
---------------------------------------------------------------------------------------------------
Net Increase................................................      4,122,699          11,024,667
---------------------------------------------------------------------------------------------------
TOTAL RETURN PORTFOLIO
Shares sold.................................................        650,370             642,754
Shares issued on reinvestment...............................      1,167,110           1,018,903
Shares reacquired...........................................     (2,346,802)         (2,259,949)
---------------------------------------------------------------------------------------------------
Net Decrease................................................       (529,322)           (598,292)
---------------------------------------------------------------------------------------------------

     14.  CAPITAL LOSS CARRYFORWARDS

     At December 31, 2000, the Intermediate High Grade and Appreciation Portfolios had, for Federal income tax purposes, capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                       2002       2004      2005       2006        2007         2008         TOTAL
-------------------------------------------------------------------------------------------------------
Intermediate High Grade
  Portfolio......................    $288,000    $5,000    $25,000    $84,000    $110,000    $  266,000    $  778,000
Appreciation Portfolio...........          --        --         --         --          --     7,978,000     7,978,000
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31:

        INTERMEDIATE HIGH GRADE PORTFOLIO            2000(1)         1999         1998(1)         1997          1996
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............      $9.69         $10.90        $10.89         $10.70        $10.60
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2).......................       0.54           0.77          0.65           0.72          0.71
  Net realized and unrealized gain (loss)........       0.35          (1.17)         0.07           0.21         (0.53)
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..............       0.89          (0.40)         0.72           0.93          0.18
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................      (0.84)         (0.81)        (0.71)         (0.74)        (0.08)
----------------------------------------------------------------------------------------------------------------------
Total Distributions..............................      (0.84)         (0.81)        (0.71)         (0.74)        (0.08)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................      $9.74          $9.69        $10.90         $10.89        $10.70
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................       9.83%         (3.69)%        6.79%          8.67%         1.69%
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..................     $6,558         $8,821       $13,242        $15,100       $14,736
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)....................................       0.98%          1.22%         0.93%          0.95%         0.90%
  Net investment income..........................       5.72           5.46          5.82           6.28          6.35
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................         42%            71%           60%            66%          116%
----------------------------------------------------------------------------------------------------------------------

            APPRECIATION PORTFOLIO                  2000(1)         1999         1998(1)         1997          1996
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............      $23.39         $21.16        $18.73         $15.86        $14.39
---------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income........................        0.27           0.13          0.27           0.24          0.27
  Net realized and unrealized gain (loss)......       (0.37)          2.62          3.24           3.90          2.60
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations............       (0.10)          2.75          3.51           4.14          2.87
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income........................       (0.17)         (0.16)        (0.22)         (0.21)        (0.25)
  Net realized gains...........................       (0.31)         (0.36)        (0.86)         (1.06)        (1.15)
---------------------------------------------------------------------------------------------------------------------
Total Distributions............................       (0.48)         (0.52)        (1.08)         (1.27)        (1.40)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................      $22.81         $23.39        $21.16         $18.73        $15.86
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN...................................       (0.41)%        13.12%        19.15%         26.39%        19.77%
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)................    $610,502       $529,419      $245,680       $144,134      $101,232
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.....................................        0.78%          0.79%         0.80%          0.80%         0.85%
  Net investment income........................        1.18           1.18          1.36           1.68          1.59
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................          64%            53%           22%            34%           39%
---------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the Intermediate High Grade Portfolio, the Investment Adviser waived part of its fees for the year ended December 31, 1996. If such fees were not waived and expenses were not reimbursed, the per share decrease to net investment income and the actual expense ratio would have been $0.02 and 1.07%, respectively.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31:

            TOTAL RETURN PORTFOLIO                 2000        1999       1998(1)       1997        1996
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............    $20.14      $17.55      $17.62       $15.73      $12.75
----------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income........................      0.20        0.42        0.49         0.37        0.26
  Net realized and unrealized gain.............      3.73        3.37        0.38         2.26        2.97
----------------------------------------------------------------------------------------------------------
Total Income From Operations...................      3.93        3.79        0.87         2.63        3.23
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income........................     (0.39)      (0.48)      (0.43)       (0.21)      (0.07)
  Net realized gains...........................     (1.13)      (0.72)      (0.51)       (0.53)      (0.18)
----------------------------------------------------------------------------------------------------------
Total Distributions............................     (1.52)      (1.20)      (0.94)       (0.74)      (0.25)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................    $22.55      $20.14      $17.55       $17.62      $15.73
----------------------------------------------------------------------------------------------------------
TOTAL RETURN...................................     20.47%      22.02%       4.97%       16.84%      25.33%
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)................  $357,848    $330,297    $298,215     $274,006    $171,503
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.....................................      0.79%       0.79%       0.79%        0.79%       0.83%
  Net investment income........................      0.83        2.07        2.79         3.24        3.06
----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................        36%         41%         72%          75%         82%
----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2000:







- Percentages of ordinary dividends paid as qualifying
  for the dividends received deduction:
     Appreciation Portfolio.................................  80.56%
     Total Return Portfolio.................................  99.99






- Total long-term capital gain distributions paid:
     Appreciation Portfolio.................................  $ 8,236,665
     Total Return Portfolio.................................   17,355,208

A total of 35.14% of the ordinary dividends paid by the Intermediate High Grade Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
GREENWICH STREET SERIES FUND:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Intermediate High Grade, Appreciation and Total Return Portfolios ("Portfolios") of Greenwich Street Series Fund ("Fund") as of December 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                     /s/ KPMG LLP

New York, New York
February 9, 2001

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        S6223-1 E (2/01)